Exhibit 99.7 — Display Solutions for Advanced Technology – August 5, 2002, USDC/Needham Display Industry Conference.

Slide 1
NYSE: TFS

Jack L. Saltich
Chief Executive Officer

Jeffrey D. Buchanan
Chief Financial Officer

Three-Five Systems, Inc.
      Display Solutions for Advanced Technology
      Tempe, Arizona
      www.threefive.com

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Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company’s filings with the SEC, including its 10K.

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Slide 3
TFS Company Overview

Global Custom Display Solutions Provider
      Design, Sales Support, Manufacturing Capability

Full Portfolio of Display Technology
      STN, CSTN, TFT, OLEDs, Microdisplays

Two Distinct Businesses

Engaged in Large Growing Markets
      Served Direct View Display Market: $7B+
      Microdisplay Market: $3B+

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Slide 4 Custom Displays — How We Win Deliver what the Customers want, when they want it.

Research and Development: US
Engineering Support & Design Centers: US, China, Europe
Manufacturing
      Glass: China
      Module Assembly: China, Philippines
Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Japan, Brazil

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Slide 5
Served Core Business Market

	2001	2002	2003	2004	2005

Industrial/Medical	1.232	1.279	1.36	1.438	1.523
Consumer	1.787	1.779	2.08	2.308	2.465
Cellular	3.538	4.064	4.233*	4.450	4.834

x axis = year
y axis = dollars in billions

*Color — 25-35% in 2003

Source: SRI, various industry resources

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Slide 6
Customer & Market Diversification: Growing

	Q1-01	Q2-01	Q3-01	Q4-01	Q1-02	Q2-02

Cellular	0	0	1	1	5	2
Medical	0	0	0	1	1	0
Computer Peripherals	0	0	0	2	1	1
Industrial	1	0	1	0	1	1
Auto	0	0	0	2	0	0
Consumer/Telecon	0	0	0	1	0	4

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Slide 7
OLED Technology

Technology Attributes
      Emissive (No Backlight)
      High Contrast
      Wide Viewing Angle
      Low Power
      Thin & Light

Long-Term Cost Leadership
      Plastic Substrates
      Roll-to-Roll Fabrication

**Graphics show OLED version and LED version

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Slide 8
Increasing Display Value

Household Audio	Household Appliance	Phones	Portable Communications	Projection TV
___________________________________________________________________________________

	Audio Equipment	Video Games	PDAs	Large Computer Monitors

	Dashboard Display Cell Phones	Electronic POS Terminals	Network Appliances	Front Projectors

MP3 Players

	Direct View Displays		Microdisplays
___________________________________________________________________________________

Segmented	Dot Matrix	Graphics	High Resolution Video

x-axis: Resolution — Time — Market Size
y-axis: Information Content / Price

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Slide 9
LCoS Microdisplay
      Leverage Two Major Technologies
      - Liquid Crystal
      - Silicon CMOS

Glass
Liquid Crystal
Silicon CMOS

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Slide 10
LCoS Microdisplay Markets

Digital Television –
      1,000,000 — 2,000,000 Pixels
      2005: $1 billion
Multi-media Projectors –
      1,300,000 — 2,000,000 Pixels
      2005: $1.45 billion
Large Format Monitors –
      1,300,000 — 5,000,000 Pixels
      2005: $1 billion

Mobile Appliances –
      500,000 Pixels
      2005: $2 billion
      Zight™ See Beyond

Total Projected Market 2005: $5.5 billion*

*Source: McLaughlin Consulting Group/Stanford Resources

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Slide 11
LCoS Microdisplay Evolution

Better Performance
      Brighter
      More Contrast
      More Uniform
      Less Artifacts

Better Support Electronics
      More Integrated
      Less Costly
      Easier to Use

More Pixels: 1.3M, 2M, 5M
Smaller Pixels: 1.3M, 1.3M

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Slide 12
LCoS Microdisplay Support Electronics

Gen 1
___________________________________________________________________________________

		6 Custom ASICS		Less Expensive

Smaller

		10 Support ICs		Lower Power

Higher Performance

1 Custom ASIC

			5 Support ICs		Gen 2>>>>
_________________________________________________________________________________________________

2001	2002	2003	2004	2005

x axis = Image Quality
y axis = Cost

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Slide 13
LCoS Microdisplay Value Chain

x axis = Time
y axis = Value

Pictured:
Imagers and Electronics.
Engines
End Products

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Slide 14
LCoS Microdisplay Roadmap

Pictured:
- HDTV / Monitor
- Projector
- Zight™ See Beyond – Mobile Appliance

2000	2001	2002

SXGA – 1.3M,.78”

SVGA – .5M,.43”

WUXGA – 2.3M,.85”

XGA — .78M,.53”

2000	2001	2002

720P – 1M,.7”

SXGA+ — 1.5M,.72”

QSXGA – 5M,.85”

x axis = Time >>>>
y axis = Resolution

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Slide 15
Intellectual Property Focus

	TFS IP	TFS IP	TFS IP	TFS IP

	Thru 1999	2000/2001	2002	Total

Patents Issued	5	4	66	76

Patents Filed	12	29	—	41

Patent Disclosures	16	24	49	89

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Slide 16
Partnering for the Future

Mitsui & Co., Ltd.
DuPont Displays
RCA
Synaptics — The Human Interface Company™
China Displays
Kyocera
ADO — Advanced Digital Optics
UMC

Graphic: logo of each company list on slide

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Slide 17
Our Growth Plan

Profitable Design Wins with Existing Customers
Win New Customers in New Markets using Advanced Display Product Portfolio
Drive Microdisplays to Market

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Slide 18
Finance

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Slide 19
Financial History

Sales Revenue($millions)
1998:	$95.0

1999:	$147.4

2000:	$160.7

2001:	$116.0	(1)

Net Income($millions)
1998:	$2.6

1999:	$6.9

2000:	$14.8

2001:	$(13.6)	[1]

1Proforma

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Slide 20
STN ASP Trend

Price Per Unit ($dollars)

1998	$10.3

1999	$10.0

2000	$9.9

2001	$8.7

2002	$7.0	(Estimated)

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Slide 21

Direct View Display ASP Design Wins

Price per Unit ($dollars)

2000	$12

2001	$16

2002	$18

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Slide 22
Income Statement ($ in millions)

					Long-Term
				2nd Qtr.	Financial
	1999	2000	2001*	2002	Model

Revenue	$147.4	$160.7	$119.1	$24.1	100%
Gross Margin	29.8	36.0	.4	.6
	20.2%	22.4%	.3%	2.4%	30%
SGA	11.2	9.5	9.9	2.8
	7.6%	5.9%	8.3%	11.6%	3%
RD&E	8.7	13.3	16.9	4.8
	8.3%	10.4%	14.2%	19.9%	7%
Loss on Sale of Assets	—	—	—	4.6	—
	—	—	—	19.0%	—
Operating Income	9.9	13.2	(26.4)	(11.6)
	6.7%	8.2%	(22.2)%	(48.1)%	20%
Net Income	$6.9	$14.8	$(12.7)	$(6.6)
	4.7%	9.2%	(10.7)%	(27.4)%	14%
EPS (diluted)	$0.43	$0.69	$(0.59)	$(0.31)

*Proforma

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Slide 23
Balance Sheet ($ millions)

	December 31,	March 31,	June 30,
	2001	2002	2002
Assets:

Cash and Investments	$156.1	$145.4	$141.0
Inventory	15.6	14.3	12.2

	December 31,	March 31,	June 30,
	2001	2002	2002
Accounts Receivable	18.1	13.9	14.2
PP&E and Other	56.1	61.0	61.0

Total	$245.9	$234.6	$228.4

Liabilities & Equity:

Short Term Liabilities	$21.6	$15.0	$15.3
Capital	193.6	193.2	193.4
Retained Earnings	30.7	26.4	19.7

Total	$245.9	$234.6	$228.4

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Slide 24
Three-Five Systems, Inc.
      NYSE

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